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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2005
                                                 -------------------------------

                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                     001-09186           23-2416878
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      (State or Other Jurisdiction        (Commission         (IRS Employer
             of Incorporation)            File Number)     Identification No.)

               250 Gibraltar Road, Horsham, PA                    19044
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         (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (215) 938-8000
                                                   -----------------------------

          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 8, 2005, Toll Brothers, Inc. issued a press release which contained Toll Brothers, Inc.'s results of operations for its twelve-month and three-month periods ended October 31, 2005 and 2004, a copy of which release is attached hereto as Exhibit 99.1 to this report.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01.  REGULATION FD DISCLOSURE

         On December 8, 2005, Toll Brothers, Inc. will host a conference call for investors to discuss the results of operations for its twelve-month and three-month periods ended October 31, 2005, and to discuss the expected results of operations for the fiscal year ending October 31, 2006.

            A summary of the guidance to be given for its expected results of operations for the fiscal year ending October 31, 2006 is attached hereto as
Exhibit 99.2 to this report.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

         The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.                                           Item
--------                                      ----

99.1* Press release of Toll Brothers, Inc. dated December 8, 2005 announcing its financial results for the twelve-month and three -month periods ended October 31, 2005 and 2004.

99.2* Outline of guidance to be given by Toll Brothers, Inc. on its conference call of December 8, 2005 related to the expected results of operations for the fiscal year ending October 31, 2006.



* Filed electronically herewith.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        TOLL BROTHERS, INC.

Dated: December 8, 2005                                 By: Joseph R. Sicree
                                                        ----------------------
                                                        Joseph R. Sicree
                                                        Vice President, Chief
                                                        Accounting Officer